UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:   BlackRock Funds

iShares Municipal Bond Index Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2019

Date of reporting period: 06/30/2019

Item 1 – Report to Stockholders

JUNE 30, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock FundsSM

➢	iShares Municipal Bond Index Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended June 30, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as restrained inflation and weak economic growth led the U.S. Federal Reserve (the “Fed”) to stop raising interest rates, which led to broad-based optimism that stimulative monetary policy could help forestall a recession.

After the dust settled, the U.S. equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted relatively flat returns.

Fixed-income securities delivered modest positive returns with relatively low volatility. Short-term U.S. Treasury yields rose, while longer-term yields declined. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

Volatility also rose in emerging markets, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, particularly in mainland China, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to modest performance for European equities.

As equity performance faltered and global economic growth slowed, the Fed shifted to a more patient perspective on the economy in January 2019. In its last four meetings, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Similarly, the European Central Bank signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world. Hopes continued to remain high thereafter, as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in three interest rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We expect a slowing expansion with additional room to run, as opposed to an economic recession. However, escalating trade tensions and the resulting disruptions in global supply chains have become the greatest risk to the global expansion.

We believe U.S. and emerging market equities remain relatively attractive. Within U.S. equities, companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	18.54%	10.42%
U.S. small cap equities (Russell 2000® Index)	16.98	(3.31)
International equities (MSCI Europe, Australasia, Far East Index)	14.03	1.08
Emerging market equities (MSCI Emerging Markets Index)	10.58	1.21
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.24	2.31
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	7.45	10.38
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.11	7.87
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.94	6.39
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	9.94	7.48
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of June 30, 2019	iShares Municipal Bond Index Fund

Investment Objective

iShares Municipal Bond Index Fund’s (the “Fund”) investment objective is to seek to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the ICE BofAML US Municipal Securities Index (the “Underlying Index”).

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2019, the Fund’s Institutional Shares returned 5.39%, Investor A Shares returned 5.17%, Class K Shares returned 5.42%, and Investor P Shares returned 5.18%. The Fund’s benchmark, the ICE BofAML US Municipal Securities Index, returned 5.35% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

During the period, U.S. Treasury securities rallied across the yield curve spectrum. Yields of U.S. Treasury 10-year bonds ended the period at 2.01%, their lowest level since November 2016. Within inflation markets, the 10-year breakeven rate (the rate of inflation required for a Treasury inflation protected securities investor to match the return on a nominal Treasury of comparable maturity) declined to 1.70%.

With U.S. economic data remaining lackluster, the Federal Open Market Committee (“FOMC”) prepared the stage for near-term cuts to interest rates. Fed Chair Jerome Powell reiterated the Fed’s overarching goal to sustain the economic expansion, and noted the need to wait before making policy adjustments given the recent nature of cross-current developments. The outcome of the FOMC meeting was interpreted by investors as very dovish. As a result, markets have been increasingly pricing in interest rate cuts for the remainder of 2019 and 2020.

Manufacturing data continued to deteriorate during the six-month period, with activity indicators slowing sharply as trade tensions piled on to an inventory correction. The Manufacturing Purchasing Mangers’ Index slumped to 50.6 in May, its lowest level in almost a decade. New orders declined for the first time since August 2009, exacerbated by an overhang of inventory. At the same time, non-farm payroll growth expanded by 263,000 in April but fell to 75,000 in May, well below expectations. The Conference Board’s consumer confidence index declined to 121.5 in June, its lowest level since September 2017. Retail sales remained volatile and disappointed consensus expectations in April, with headline retail sales declining 0.2% month-on-month. Electronics and appliance stores, furniture sales and building materials showed weakness, while department stores exhibited some strength, increasing 0.7% month-on-month.

Describe recent portfolio activity.

For the period, the Fund’s performance was consistent with its objective to track the ICE BofAML US Municipal Securities Index. The Fund’s structure became slightly more bulleted compared to its benchmark due to inherited positions from the Fund’s former investment adviser and the cost/benefit to restructure the portfolio further. Overall, the Fund’s duration, yield and overall risk are in line with its objectives.

Describe portfolio positioning at period end.

At the start of the six-month period, the Fund was completing a benchmark and reorganization transition. At period end, the Fund’s positioning was more in line with the new benchmark, with only 7% non-benchmark exposure.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2019	iShares Municipal Bond Index Fund

Performance Summary for the Period Ended June 30, 2019

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.69%	1.65%	5.39%	6.96%	N/A	3.30%	N/A	4.00%	N/A
Investor A	1.44	1.32	5.17	6.70	N/A	3.25	N/A	3.98	N/A
Class K	1.74	1.70	5.42	6.98	N/A	3.31	N/A	4.00	N/A
Investor P	1.40	1.39	5.18	6.70	2.43%	3.25	2.41%	3.98	3.55%
ICE BofAML US Municipal Securities Index(c)	—	—	5.35	6.73	N/A	3.75	N/A	4.93	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

On November 19, 2018, the Fund acquired all of the assets and assumed certain stated liabilities of the State Farm Tax Advantaged Bond Fund (the “Predecessor Fund”), a series of State Farm Mutual Fund Trust, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization; accordingly the Fund assumed the performance and financial history of the Predecessor Fund upon completion of the Reorganization.

(b)

The Fund generally invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, in securities or other financial instruments that are components of or have economic characteristics similar to the securities in the Underlying Index.

(c)

ICE BofAML US Municipal Securities Index is an index that tracks the performance of U.S. dollar denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (a)	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,053.90	$1.22	$1,000.00	$1,023.60	$1.20	0.24%
Investor A	1,000.00	1,051.70	2.54	1,000.00	1,022.32	2.51	0.50
Class K	1,000.00	1,054.20	1.02	1,000.00	1,023.80	1.00	0.20
Investor P	1,000.00	1,051.80	2.54	1,000.00	1,022.32	2.51	0.50

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

FUND SUMMARY	5

Portfolio Information as of June 30, 2019	iShares Municipal Bond Index Fund

SECTOR ALLOCATION (a)

Sector	Percent of Total Investments (b)
County/City/Special District/School District	43%
Transportation	22
Utilities	17
State	7
Education	5
Health	4
Tobacco	1
Corporate	1

CALL/MATURITY SCHEDULE (e)

Percent of Total Investments (b)
Calendar Year Ended December 31,
2019	2%
2020	5
2021	8
2022	9
2023	10

CREDIT QUALITY ALLOCATION (c)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa	22%
AA/Aa	56
A	14
BBB/Baa	6
N/R(d)	2

(a)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(b)	Excludes short-term securities.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of June 30, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Fund’s total investments.

(e)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

On November 19, 2018, the Fund acquired all of the assets and assumed certain stated liabilities, of the State Farm Tax Advantaged Bond Fund (the “Predecessor Fund”), a series of State Farm Mutual Fund Trust, in a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. Accordingly, information provided herein for periods prior to the Reorganization is that of the Predecessor Fund. See Note 1 of the Notes to Financial Statements for additional information regarding the Reorganization.

Institutional and Class K Shares are not subject to any sales charge. Institutional and Class K Shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Institutional and Class K Shares performance shown prior to the Institutional and Class K Shares November 19, 2018 inception date is that of Investor A Shares which reflect the performance of Premier Shares of the Predecessor Fund. The performance of the Fund’s Institutional and Class K Shares would be substantially similar to Investor A Shares because Institutional Shares, Class K Shares and Investor A Shares invest in the same portfolio of securities and performance would only differ to the extent that Institutional Shares, Class K Shares and Investor A Shares have different expenses. The actual returns of Institutional and Class K Shares would have been higher than those of the Investor A Shares because Institutional and Class K Shares have lower expenses than the Investor A Shares.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries. Investor A Shares performance shown prior to the Reorganization is that of the Premier Shares of the Predecessor Fund.

Investor P Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are only available to investors purchasing shares through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Investor P Share performance shown prior to the Reorganization is that of the Premier Shares of the Predecessor Fund.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Fund Advisors (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example on the previous pages (which is based on a hypothetical investment of $1,000 invested on January 1, 2019 and held through June 30, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES	7

Schedule of Investments (unaudited) June 30, 2019	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 94.5%

Alabama — 0.9%
Alabama Federal Aid Highway Finance Authority, Refunding RB, Garvee, Series B, 5.00%, 09/01/24	$900	$1,062,189
Alabama Public School & College Authority, Refunding RB, Series B, 5.00%, 01/01/26	1,000	1,170,840
City of Tuscaloosa Alabama, GO, Refunding, Series A, 4.75%, 07/01/24	1,025	1,042,005

		3,275,034

Arizona — 2.3%
Arizona Department of Transportation State Highway Fund Revenue, Refunding RB, Series A, 5.00%, 07/01/24	1,000	1,107,880
City of Phoenix Arizona, GO, Refunding, 5.00%, 07/01/24	650	764,133
County of Pima Arizona Unified School District No. 10, GO, School Improvement Project, Series B (AGC), 5.00%, 07/01/27	2,000	2,000,000
Salt River Project Agricultural Improvement & Power District, Refunding RB, Series A, 5.00%, 01/01/34	2,480	3,004,917
Sedona-Oak Creek Joint Unified School District No. 9, GO, Series B (AGC), 5.00%, 07/01/23	1,460	1,460,000

		8,336,930

Arkansas — 0.3%
Rogers School District No. 30, GO, Refunding, 4.00%, 02/01/30	1,000	1,002,160

California — 21.3%
Bay Area Toll Authority, RB, Toll Bridge, Series F-1, 4.00%, 04/01/56	1,000	1,072,460
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Subordinate Toll Bridge, Series S-7, 4.00%, 04/01/38	500	549,055
California Educational Facilities Authority, RB, Stanford Hospital, Series U-6, 5.00%, 05/01/45	1,260	1,826,521
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 11/15/48	1,950	2,306,772
California Municipal Finance Authority, ARB, Senior Lien, Linxs APM Project, AMT, 5.00%, 12/31/43	2,000	2,338,080
California State Public Works Board, Refunding RB:
Series B, 5.00%, 10/01/26	250	310,275
Various Capital Projects, Series C, 4.00%, 11/01/32	500	563,215
California State University, Refunding RB, Series A:
5.00%, 11/01/43	540	630,828
Systemwide, 4.00%, 11/01/35	500	558,480
Systemwide, 4.00%, 11/01/38	500	549,320
Systemwide, 5.00%, 11/01/48	1,030	1,249,143
City & County of San Francisco California Airports Commission, Refunding ARB:
San Francisco City Country Airport, Series E, 5.00%, 05/01/48	1,190	1,425,739
Series A, AMT, 4.00%, 05/01/49	1,000	1,092,050
City & County of San Francisco Public Utilities Commission Wastewater Revenue, Refunding RB, Sewer System, Series B, 4.00%, 10/01/42	1,500	1,587,375
City of Long Beach California Harbor Revenue, Refunding ARB, Series C, 5.00%, 05/15/47	500	594,715
City of Los Angeles Department of Airports, Refunding RB, Senior, Private Activity Bond, Series B, 5.00%, 05/15/35	400	437,328
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, 5.00%, 11/01/35	1,305	1,587,611
Coast Community College District, GO, Refunding, Series A, 4.00%, 08/01/38	1,000	1,059,210
East Bay Municipal Utility District Water System Revenue, Refunding RB, Series B, 5.00%, 06/01/33	1,435	1,786,475

Security	Par (000)	Value

California (continued)
El Camino Community College District, GO, CAB, Election 2002, Series C, 0.00%, 08/01/38(a)	$680	$384,472
Foothill-Eastern Transportation Corridor Agency, Refunding RB, Series A (AGM)(a):
CAB, 0.00%, 01/15/37	1,000	579,640
0.00%, 01/15/36	500	302,200
Fremont Union High School District, GO, Refunding, Series A, 5.00%, 08/01/44	1,350	1,623,820
Golden State Tobacco Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/34	2,400	2,806,416
Los Angeles Community College District California, GO, Refunding, Series A, 5.00%, 08/01/31	1,000	1,172,270
Los Angeles County Facilities, Inc., RB, Vermont Corridor County Administration Building, Series A, 4.00%, 12/01/48	1,000	1,094,510
Los Angeles Department of Water & Power System Revenue, RB, Power System, Series D, 5.00%, 07/01/44	1,500	1,716,780
Los Angeles Department of Water & Power System Revenue, Refunding RB, Series A:
Power System, 5.00%, 07/01/37	1,000	1,229,280
5.00%, 07/01/30	1,500	1,787,430
Los Angeles Unified School District, GO, Election 2008, Series B-1, 5.00%, 07/01/33	1,500	1,852,035
Los Angeles Unified School District, GO, Refunding, Series A, 5.00%, 07/01/26	2,105	2,528,105
Los Angeles Unified School District, GO, Series KRY, 5.25%, 07/01/28	1,500	1,557,600
Sacramento City Financing Authority, Refunding RB, Master Lease Program, Series E (AMBAC), 5.25%, 12/01/30	250	320,123
Sacramento Municipal Utility District, RB, Series A, 5.00%, 08/15/41	575	650,112
Sacramento Municipal Utility District, Refunding RB, Series X, 5.00%, 08/15/26	1,500	1,620,660
San Diego Community College District, GO, Refunding, 4.00%, 08/01/32	500	569,690
San Diego Public Facilities Financing Authority, Refunding RB, Subordinate, Series A, 5.00%, 08/01/43	500	612,745
San Diego Unified School District, GO, :
5.00%, 07/01/41	1,000	1,198,630
5.00%, 07/01/47	2,075	2,466,967
San Joaquin Hills Transportation Corridor Agency, Refunding RB, Senior Lien, Series A, 5.00%, 01/15/34	1,000	1,138,830
San Marcos Unified School District, GO, CAB, Election 2010, Series B, 0.00%, 08/01/51(a)	350	125,748
State of California, GO:
5.25%, 11/01/40	2,500	2,624,975
5.00%, 03/01/45	1,000	1,150,760
State of California, GO, Refunding:
5.00%, 08/01/26	540	653,702
5.00%, 08/01/27	1,000	1,235,200
5.00%, 08/01/31	1,000	1,212,550
4.00%, 09/01/32	250	282,303
5.00%, 08/01/35	1,000	1,222,070
5.00%, 08/01/46	1,000	1,174,230
Various Purpose, 5.00%, 10/01/24	475	564,205
Various Purpose, 5.00%, 10/01/25	1,000	1,217,650
Various Purpose, 5.00%, 09/01/31	565	686,238
Various Purpose, 5.00%, 12/01/31	2,000	2,307,260
Various Purpose, 4.00%, 09/01/33	1,000	1,124,050
Various Purpose, 4.00%, 09/01/35	1,000	1,114,300
Various Purpose, 5.00%, 09/01/35	1,000	1,198,370
Various Purpose, 5.00%, 02/01/38	1,000	1,114,240
Various Purpose, 5.00%, 12/01/43	500	566,800
State of California, GO, Various Purpose, 5.25%, 10/01/29	3,985	4,024,531

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
State of California Department of Water Resources, Refunding RB, Water System Revenue, Series AW, 5.00%, 12/01/33	$1,000	$1,231,520
State of California Public Works Board, RB, Judicial Council Projects, Series A, 5.00%, 03/01/38	1,000	1,111,050
State of California Public Works Board, Refunding RB, Various Capital Projects, Series C, 5.00%, 11/01/34	685	820,644
University of California, Refunding RB:
Series AR, 5.00%, 05/15/41	605	710,028
Series AY, 5.00%, 05/15/32	500	622,785
Series AY, 5.00%, 05/15/36	1,000	1,217,220

		78,049,396

Colorado — 2.1%
City & County of Denver Board of Water Commissioners, RB, Series A, 4.00%, 12/15/26	1,230	1,307,121
City & County of Denver Colorado, Refunding RB, Series A, 4.00%, 08/01/46	1,500	1,604,175
City & County of Denver Colorado Airport System Revenue, Refunding ARB, AMT, Series A, 5.00%, 12/01/35	1,000	1,202,670
El Paso County School District No. 20, GO, Refunding, :
4.00%, 12/15/24	1,350	1,434,983
4.00%, 12/15/25	1,385	1,471,493
State of Colorado, COP, Series N, 4.00%, 03/15/43	500	540,915

		7,561,357

Connecticut — 1.7%
Connecticut State Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Corp., 5.00%, 12/01/45	1,000	1,153,880
State of Connecticut, GO, Refunding, :
5.00%, 05/15/22	1,000	1,062,840
5.00%, 05/15/25	250	295,308
State of Connecticut, GO:
Series A, 5.00%, 10/15/23	850	970,555
Series A, 5.00%, 10/15/27	400	453,304
Series B, 5.00%, 06/15/28	400	468,464
State of Connecticut, Special Tax Revenue, RB, :
5.00%, 09/01/24	400	467,084
5.00%, 10/01/29	725	816,712
4.00%, 09/01/36	430	466,004

		6,154,151

District of Columbia — 1.3%
District of Columbia, GO, :
5.00%, 06/01/26	500	614,490
4.00%, 06/01/34	1,000	1,121,290
District of Columbia Water & Sewer Authority, Refunding RB:
Green Bond, Series A, 5.00%, 10/01/45	1,510	1,753,125
Sub Lien, Series C, 5.00%, 10/01/44	1,000	1,141,370

		4,630,275

Florida — 2.3%
Central Florida Expressway Authority, Refunding RB, Senior Lien, Series B, 5.00%, 07/01/33	1,000	1,202,690
City of Winter Park Florida Water & Sewer Revenue, Refunding RB, 4.25%, 12/01/19(b)	1,000	1,012,120
County of Broward Florida Airport System Revenue, ARB, Series Q-1, 5.00%, 10/01/42	1,000	1,088,080
County of Miami-Dade Florida Expressway Authority, Refunding RB, Series B, 5.00%, 07/01/25	1,000	1,148,960
County of Miami-Dade School Board, COP, Refunding Series D, 5.00%, 02/01/27	500	596,850
Florida’s Turnpike Enterprise, RB, Series A, 4.00%, 07/01/48	1,000	1,104,040

Security	Par (000)	Value

Florida (continued)
State of Florida, GO, Refunding:
Department of Transportation, Right-of-Way Acquisition and Bridge Construction Bonds, Series A, 5.00%, 07/01/25	$1,000	$1,204,180
Series D, 5.00%, 06/01/25	1,055	1,129,061

		8,485,981

Georgia — 1.4%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 11/01/43	500	576,675
Gwinnett County School District, GO, 5.00%, 02/01/40	400	496,060
Metropolitan Atlanta Rapid Transit Authority, Refunding RB, Series B, 5.00%, 07/01/35	1,000	1,191,010
State of Georgia, GO, Refunding, Series C, 5.00%, 07/01/28	1,710	2,147,230
State of Georgia, GO, Tranche 2, Series A, 5.00%, 02/01/29	650	787,501

		5,198,476

Hawaii — 0.1%
State of Hawaii, GO, Refunding, Series EF, 5.00%, 11/01/23	500	559,625

Illinois — 3.3%
Chicago O’Hare International Airport, ARB, Senior Lien, Series E, 5.00%, 01/01/24	410	471,397
Chicago O’Hare International Airport, Refunding ARB, General, Senior Lien, Series B, 5.00%, 01/01/48	1,000	1,188,720
City of Chicago Illinois O’Hare International Airport, Refunding ARB, Senior Lien, Series B, 4.00%, 01/01/44	1,000	1,082,490
Illinois Finance Authority, Refunding RB, Mercy Health System Obligation, 5.00%, 12/01/40	1,000	1,124,840
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project Bonds, Series B, 0.00%, 12/15/54(a)	1,785	415,566
State of Illinois, GO, 5.00%, 05/01/39	1,500	1,606,650
State of Illinois, GO, Refunding:
5.00%, 02/01/22	500	536,980
Series A, 5.00%, 10/01/25	500	567,700
Series A, 5.00%, 10/01/28	500	582,695
State of Illinois, GO:
Series C, 5.00%, 11/01/29	1,000	1,145,350
Series D, 5.00%, 11/01/24	1,000	1,129,280
Series D, 5.00%, 11/01/26	500	574,065
State of Illinois Toll Highway Authority, RB, Senior,
Series B, 5.00%, 01/01/41	1,000	1,157,530
5.00%, 01/01/25	100	117,137
5.00%, 01/01/30	250	311,678

		12,012,078

Indiana — 0.2%
Indiana Finance Authority, RB, CWA Authority Project, 1st Lien, Series A, 5.25%, 10/01/38	650	700,368
Indiana Finance Authority, Refunding RB, Series C, 5.00%, 12/01/24	100	118,733

		819,101

Kansas — 0.7%
State of Kansas Department of Transportation, RB:
5.00%, 09/01/27	1,000	1,201,930
5.00%, 09/01/34	500	587,965
University of Kansas Hospital Authority, Refunding RB, Series A, 5.00%, 03/01/47	580	671,077

		2,460,972

Louisiana — 0.1%
State of Louisiana, GO, Refunding, Series C, 5.00%, 07/15/23	500	552,715

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) June 30, 2019	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maryland — 2.3%
County of Howard Maryland, GO, Series A, 4.00%, 02/15/20(b)	$2,790	$2,837,179
State of Maryland, GO,
Series A, 5.00%, 03/15/28	450	573,462
Series A, 5.00%, 03/15/31	400	490,956
State of Maryland, GO, Refunding, :
5.00%, 08/01/25	1,000	1,207,970
5.00%, 08/01/26	1,200	1,483,920
State of Maryland Department of Transportation, RB:
4.00%, 11/01/29	695	776,363
Third Issue, 4.00%, 12/15/28	405	448,639
State of Maryland Department of Transportation, Refunding RB, 5.00%, 02/15/23	500	565,265

		8,383,754

Massachusetts — 4.0%
Commonwealth of Massachusetts, GO, Refunding, :
5.00%, 08/01/20	750	780,083
5.00%, 10/01/25	1,000	1,211,640
Commonwealth of Massachusetts, GO:
Series A, 5.00%, 03/01/26	725	886,312
Series A, 5.00%, 01/01/48	1,000	1,187,740
Series C, 5.00%, 05/01/29	1,000	1,129,300
Series E, 4.00%, 04/01/46	530	568,118
Series F, 5.00%, 11/01/37	500	604,810
Series F, 5.00%, 11/01/42	1,000	1,192,410
Series G, 4.00%, 09/01/32	1,325	1,486,822
Massachusetts Bay Transportation Authority, Refunding RB, Series B:
Senior, 5.25%, 07/01/20	1,000	1,039,720
5.00%, 07/01/35	1,210	1,251,273
Massachusetts Development Finance Agency, Refunding RB:
Harvard University, Series A, 4.00%, 07/15/36	1,000	1,128,570
Partners Healthcare System, 5.00%, 07/01/34	1,000	1,216,960
Massachusetts Water Res. Authority, Refunding RB, General, Series C, 5.00%, 08/01/23	500	537,990
University of Massachusetts Building Authority, Refunding RB, Senior, Series 1, 5.00%, 11/01/44	400	458,980

		14,680,728

Michigan — 0.2%
University of Michigan, Refunding RB, 5.00%, 04/01/46	585	685,872

Minnesota — 0.6%
Minnesota Public Facilities Authority, Refunding RB, Series A, 5.00%, 03/01/22	1,000	1,096,460
State of Minnesota, GO, Refunding, Various Purposes, Series F, 5.00%, 10/01/21	1,000	1,082,630

		2,179,090

Mississippi — 0.1%
State of Mississippi, GO, Refunding, Series C, 5.00%, 10/01/20	500	522,805

Missouri — 0.8%
Metropolitan State Louis Sewer District, Refunding RB, Series B, 5.00%, 05/01/45	1,035	1,189,743
Missouri Highway & Transportation Commission, Refunding RB, 1st Lien, Series A, 5.00%, 05/01/24	1,500	1,759,815

		2,949,558

Nevada — 0.3%
County of Clark Department of Aviation, ARB, Sub Lien, Series C (AGM), 5.00%, 07/01/25	1,000	1,000,000

New Jersey — 4.4%
New Jersey EDA, RB, Series EEE, 5.00%, 06/15/48	1,000	1,125,010

Security	Par (000)	Value

New Jersey (continued)
New Jersey EDA, Refunding RB, School Facilities Construction:
Series GG, 5.25%, 09/01/26	$1,000	$1,058,480
Series NN, 5.00%, 03/01/22	500	540,290
Series NN, 5.00%, 03/01/25	500	548,490
Series NN, 5.00%, 03/01/30	1,000	1,083,930
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/25(a)	100	83,827
CAB, Transportation System, Series A, 0.00%, 12/15/35(a)	3,075	1,736,176
CAB, Transportation System, Series A, 0.00%, 12/15/38(a)	530	262,838
Transportation Program Bonds, Series S, 5.00%, 06/15/46	500	563,965
Transportation Program, Series AA, 5.00%, 06/15/25	150	169,284
Transportation Program, Series AA, 4.75%, 06/15/38	280	302,389
Transportation System, Series B, 5.50%, 06/15/31	500	531,930
Transportation System, Series B, 5.00%, 06/15/42	825	860,854
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System:
Series A, 5.00%, 12/15/36	1,000	1,148,440
Series A, 4.00%, 12/15/31	1,000	1,088,790
Series D, 5.00%, 12/15/24	250	287,482
New Jersey Turnpike Authority, RB, Series A, 5.00%, 01/01/34	1,000	1,147,560
New Jersey Turnpike Authority, Refunding RB:
Series B, 5.00%, 01/01/27	840	940,649
Series E, 5.00%, 01/01/29	1,000	1,251,680
Series E, 5.00%, 01/01/32	1,100	1,353,781

		16,085,845

New York — 22.5%
City of New York Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 02/15/30	2,540	2,593,442
City of New York New York, GO, Refunding:
Series C, 5.00%, 08/01/23	1,000	1,145,730
Series I, 5.00%, 08/01/26	1,000	1,109,770
City of New York New York, GO:
Series B-1, 5.00%, 12/01/41	1,390	1,638,379
Series D, 5.00%, 12/01/35	500	617,825
Series D, 4.00%, 12/01/41	1,000	1,119,010
Sub Series F-1, 5.00%, 04/01/34	1,115	1,371,640
City of New York New York Transitional Finance Authority Building Aid Revenue, RB, Fiscal 2015, Series S-1, 5.00%, 07/15/31	1,000	1,168,000
City of New York New York Water & Sewer System, Refunding RB, Series DD, 5.00%, 06/15/35	2,500	2,873,175
City of New York Transitional Finance Authority, RB, Future Tax Secured Subordinate, Subseries B-1, 5.00%, 08/01/40	1,500	1,769,595
City of New York Transitional Finance Authority, Refunding RB, Fiscal 2018, Series S-1, 5.00%, 07/15/35	2,000	2,415,820
City of New York Water & Sewer System, RB, Series DD-1, 4.00%, 06/15/49	1,000	1,093,750
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 5.00%, 02/15/42	910	1,073,636
Long Island Power Authority, Refunding RB, Electric System, Series B, 5.00%, 09/01/41	1,500	1,759,185
Metropolitan Transportation Authority, Refunding RB, Green Bond, Series C-1, 5.00%, 11/15/34	1,000	1,214,080
Metropolitan Transportation Authority, RB:
Series E-1, 5.00%, 11/15/42	1,260	1,374,610
Sub-Series A-1, 5.00%, 11/15/45	1,000	1,135,860

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Metropolitan Transportation Authority, Refunding RB:
Climate Bond Certified, Green Bond, Series B-1,
5.00%, 11/15/47	$1,000	$1,193,700
Series B, 5.00%, 11/15/37	1,075	1,265,898
Series D, 5.00%, 11/15/25	1,235	1,373,493
New York City Transitional Finance Authority Building Aid Revenue, Refunding, Series S-2A, 4.00%, 07/15/36	1,455	1,631,812
New York City Transitional Finance Authority Future Tax Secured Revenue, RB:
5.00%, 05/01/37	1,000	1,181,620
Future Tax Secured Subordinate Bonds, Fiscal 2011, Series D, 5.00%, 02/01/31	2,000	2,111,060
Future Tax Secured Subordinate Bonds, Fiscal 2019,
Series A3, 5.00%, 08/01/23	2,000	2,297,480
Series A-1, 5.00%, 08/01/36	500	611,805
Series A-1, 5.00%, 08/01/42	1,000	1,206,340
Series I, 5.00%, 05/01/42	1,620	1,795,964
Sub-Series C-2, 5.00%, 05/01/36	1,000	1,219,030
New York City Water & Sewer System, RB:
Series DD-2, 5.00%, 06/15/24	500	562,965
Series 2018-CC-1, 5.00%, 06/15/48	1,000	1,179,320
New York City Water & Sewer System, Refunding RB:
Refunding RB, Series DD, 5.00%, 06/15/39	420	480,299
Refunding RB, Series EE, 5.00%, 06/15/36	1,000	1,183,680
New York State Dormitory Authority, RB:
5.00%, 10/01/45	1,500	2,205,675
Bid Group 2, Series A, 5.00%, 03/15/35	740	909,756
Bid Group 4, Series A, 5.00%, 03/15/44	1,350	1,613,884
Series 2015B-B, 5.00%, 03/15/32	1,440	1,706,458
Series A, 5.00%, 02/15/39	1,000	1,181,120
New York State Dormitory Authority, Refunding RB:
Group 1, Series E, 5.00%, 03/15/27	500	628,340
General Purpose, Series D, 5.00%, 02/15/24	700	813,939
Group 2, Series E, 5.00%, 03/15/29	1,000	1,295,810
Series A, 5.00%, 03/15/21	1,500	1,594,980
Series A, 5.00%, 03/15/23	500	566,905
Series A, 5.00%, 03/15/24	600	699,300
Series A, 5.00%, 03/15/28	250	317,940
Series A, 4.00%, 03/15/43	500	551,025
New York State Environmental Facilities Corp., Refunding RB, New York Water System, 5.00%, 06/15/28	570	610,926
New York State Urban Development Corp., Refunding RB, State Personal Income Tax:
Series A, 5.00%, 03/15/21	1,000	1,063,320
Series A, 5.00%, 03/15/27	600	751,032
Series D, 5.00%, 03/15/22	2,500	2,746,700
Port Authority of New York & New Jersey, Refunding ARB:
194th Series, 5.00%, 10/15/34	1,395	1,657,176
194th Series, 5.00%, 10/15/41	835	977,635
Series 179, 5.00%, 12/01/32	1,000	1,142,900
Sales Tax Asset Receivable Corp., Refunding RB, Series A, 5.00%, 10/15/29	1,000	1,180,620
State of New York Dormitory Authority, RB:
Group 4, Series A, 5.00%, 03/15/45	1,000	1,193,730
Series B, 5.00%, 03/15/42	2,000	2,168,900
State of New York Dormitory Authority, Refunding RB, Memorial Sloan-Kettering Cancer Center, Series 1, 5.00%, 07/01/42	1,000	1,181,750
State of New York Environmental Facilities Corp., Refunding RB, Subordinated SRF Bonds, 4.00%, 06/15/46	1,475	1,613,856
Triborough Bridge & Tunnel Authority, RB, Series A, 4.00%, 11/15/42	1,000	1,050,330

Security	Par (000)	Value

New York (continued)
Triborough Bridge & Tunnel Authority, Refunding RB:
General, Series A, 5.00%, 11/15/31	$1,000	$1,208,450
Series A, 5.00%, 11/15/40	600	695,358
Series B, 5.00%, 11/15/38	1,000	1,199,270
Utility Debt Securitization Authority, Refunding RB, :
5.00%, 12/15/34	1,000	1,143,260
5.00%, 12/15/41	2,000	2,265,380

		82,703,698

North Carolina — 0.9%
City of Charlotte North Carolina, GO, Refunding, Series B, 4.00%, 06/01/24	1,265	1,267,416
City of Charlotte North Carolina Water & Sewer System, Refunding RB, Series B, 5.00%, 07/01/27	1,500	1,555,110
North Carolina Turnpike Authority, RB, Series B (AGC), 0.00%, 01/01/34(a)	500	322,325

		3,144,851

Ohio — 0.3%
State of Ohio, GO, Refunding, Common Schools:
Series A, 5.00%, 09/15/24	350	413,686
Series B, 5.00%, 09/15/25	510	617,931

		1,031,617

Pennsylvania — 2.6%
Commonwealth of Pennsylvania, GO, 1st Series:
5.00%, 03/15/29	1,000	1,173,270
2nd Series, 5.00%, 10/15/26	685	785,222
Commonwealth of Pennsylvania, GO, Refunding, , 5.00%, 01/01/28	1,105	1,354,697
Delaware River Port Authority, ARB, Series A, 5.00%, 01/01/39	125	152,698
Delaware River Port Authority, Refunding RB, :
5.00%, 01/01/21	250	263,365
5.00%, 01/01/26	250	303,040
Pennsylvania Economic Development Financing Authority, RB, Pennsylvania Rapid Bridge Replacement, 5.00%, 12/31/38	1,000	1,132,790
Pennsylvania Turnpike Commission, RB:
Motor License Fund, 5.00%, 12/01/42	2,000	2,112,780
Series A-1, 5.00%, 12/01/47	1,000	1,172,960
Series C, 5.00%, 12/01/43	1,000	1,112,480

		9,563,302

Tennessee — 2.3%
Metropolitan Government of Nashville & Davidson County Tennessee, GO, Refunding:
4.00%, 07/01/30	765	879,169
5.00%, 07/01/32	1,000	1,252,990
Metropolitan Nashville Airport Authority, ARB, Series A, 5.00%, 07/01/45	900	1,023,471
State of Tennessee, GO, Refunding, Series A, 4.00%, 08/01/25	5,000	5,401,900

		8,557,530

Texas — 7.4%
Carrollton-Farmers Branch Independent School District, GO, Refunding, (PSF-GTD), 4.00%, 02/15/22(b)	310	330,491
Carrollton-Farmers Branch Independent School District, GO, Series A (PSF-GTD), 4.00%, 02/15/23(b)	445	486,185
Central Texas Regional Mobility Authority, RB, Senior Lien, Series A, 5.00%, 01/01/45	1,000	1,121,520
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, Series A, 5.00%, 01/01/43	1,000	1,081,980
Central Texas Turnpike System, RB, First Tier, Series A (AMBAC), 0.00%, 08/15/30(a)	270	203,620

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) June 30, 2019	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
City of Austin Texas Water & Wastewater System Revenue, Refunding RB, 5.00%, 11/15/42	$2,000	$2,206,600
City of Garland Texas Electric Utility System Revenue, Refunding RB, 4.00%, 03/01/49	1,000	1,091,850
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/26	500	608,995
County of Harris Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/36	1,700	1,833,314
County of Harris Toll Road Authority, Refunding RB, Senior Lien, Series A, 5.00%, 08/15/31	1,000	1,236,220
Cypress-Fairbanks Independent School District, GO, Refunding, Series C (PSF-GTD), 5.00%, 02/15/44	500	561,470
Dallas Area Rapid Transit, Refunding RB, Series A, 5.00%, 12/01/23	800	923,272
Grand Parkway Transportation Corp., RB:
5.00%, 02/01/23	570	636,861
Subordinate Tier, Tela Supported, Series A, 5.00%, 10/01/35	695	848,074
Lewisville Independent School District, GO, Refunding, Series B, 5.00%, 08/15/28	570	680,580
Lower Colorado River Authority, Refunding RB, Series A, 5.00%, 05/15/36	750	814,125
North Texas Tollway Authority, Refunding RB:
1st Tier-Series A, 5.00%, 01/01/38	1,000	1,198,400
1st Tier-Series A, 5.00%, 01/01/43	1,815	2,144,350
Series B, 5.00%, 01/01/34	1,000	1,150,860
State of Texas, GO, Refunding, Transportation Commission:
Mobility Partners LLC, 5.00%, 10/01/34	1,000	1,144,960
Series A, 5.00%, 10/01/44	1,000	1,149,070
State of Texas, GO, Highway Improvement, Series A, 5.00%, 04/01/42	1,500	1,629,990
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Baylor Scott & White Health Project, Series A, 5.00%, 11/15/45	1,000	1,143,530
Texas Water Development Board, RB, State Water Implementation Fund:
Series A, 4.00%, 10/15/37	1,180	1,315,157
Series B, 5.00%, 04/15/49	1,000	1,205,520
University of Texas System, RB, Series E, 5.00%, 08/15/27	400	504,212

		27,251,206

Utah — 0.1%
State of Utah, GO, 5.00%, 07/01/25	450	545,049

Virginia — 3.2%
City of Norfolk Virginia Water Revenue, RB(b):
5.00%, 05/01/21	1,790	1,910,736
5.00%, 05/01/21	1,975	2,108,214
5.00%, 05/01/21	2,075	2,214,959
City of Richmond Virginia Public Utility Revenue, Refunding RB, 5.00%, 01/15/26	500	611,845
County of Fairfax Virginia, GO, Refunding, Series A, 4.00%, 10/01/27	1,000	1,158,030
County of Fairfax Water Authority, Refunding RB, 5.00%, 04/01/21	385	401,909
Virginia College Building Authority, Refunding RB, 21st Century College and Equipment Programs, Series E, 5.00%, 02/01/30	1,000	1,259,150
Virginia Commonwealth Transportation Board, Refunding RB:
Garvee, 5.00%, 03/15/27	285	357,153
Garvee, 5.00%, 09/15/23	500	576,015
Series A, 5.00%, 05/15/31	1,000	1,242,650

		11,840,661

Security	Par (000)	Value

Washington — 3.1%
Central Puget Sound Regional Transit Authority, RB, Green Bond, Series S-1, 5.00%, 11/01/46	$1,000	$1,427,850
Central Puget Sound Regional Transit Authority, Refunding RB, Green Bond, Series S-1, 5.00%, 11/01/36	485	568,139
County of King Washington Sewer Revenue, Refunding RB, Series B, 5.00%, 07/01/39	2,075	2,317,443
Port of Seattle Washington, Refunding RB, Intermediate Lien, Series A, 5.00%, 08/01/31	2,000	2,194,720
State of Washington, GO, Refunding:
Motor Vehicle Fuel Tax, Series B, 5.00%, 07/01/23	1,000	1,143,360
Series B, 5.00%, 07/01/30	1,000	1,193,800
Series R, 5.00%, 07/01/31	1,000	1,164,710
State of Washington, GO, Various Purposes, Series A, 5.00%, 08/01/43	1,250	1,505,650

		11,515,672

Wisconsin — 1.4%
State of Wisconsin, GO, Refunding:
5.00%, 11/01/27	770	961,299
5.00%, 11/01/29	525	651,793
Series 1, 5.00%, 05/01/22	1,000	1,102,620
Series 2, 5.00%, 11/01/26	980	1,214,631
Wisconsin Health & Educational Facilities Authority, Refunding RB, Ascension Health Credit Group, Series A, 5.00%, 11/15/39	1,000	1,156,290

		5,086,633

Total Long-Term Investments — 94.5% (Cost — $329,695,221)		346,826,122

	Shares

Short-Term Securities — 4.5%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.65%(c)(d)	16,386,631	16,388,270

Total Short-Term Securities — 4.5% (Cost — $16,388,427)		16,388,270

Total Investments — 99.0% (Cost — $346,083,648)		363,214,392

Other Assets Less Liabilities — 1.0%		3,834,078

Net Assets — 100.0%		$367,048,470

(a)	Zero-coupon bond.
(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Annualized 7-day yield as of period end.

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	iShares Municipal Bond Index Fund

(d)

During the six months ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 06/30/19	Value at 06/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	25,084,133	(8,697,502)	16,386,631	$16,388,270	$127,307	$1,140	$356

(a)	Includes net capital gain distributions, if applicable.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of instruments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$346,826,122	$—	$346,826,122
Short-Term Securities	16,388,270	—	—	16,388,270

	$16,388,270	$346,826,122	$—	$363,214,392

(a)	See above Schedule of Investments for values in each state or political subdivision.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	13

Statement of Assets and Liabilities  (unaudited)

June 30, 2019

iShares Municipal Bond Index Fund

ASSETS
Investments at value — unaffiliated (cost — $329,695,221)	$346,826,122
Investments at value — affiliated (cost — $16,388,427)	16,388,270
Receivables:
Capital shares sold	28,485
Dividends — affiliated	18,612
Interest — unaffiliated	4,267,623
Deferred offering costs	68,663
Prepaid expenses	16,750

Total assets	367,614,525

LIABILITIES
Payables:
Capital shares redeemed	241,428
Income dividend distributions	6,550
Investment advisory fees	29,087
Offering costs	76,724
Trustees’ and Officer’s fees	2,270
Professional fees	66,086
Service fees	75,569
Transfer agent fees	29,047
Other accrued expenses	39,294

Total liabilities	566,055

NET ASSETS	$367,048,470

NET ASSETS CONSIST OF
Paid-in capital	$345,853,333
Accumulated earnings	21,195,137

NET ASSETS	$367,048,470

NET ASSET VALUE
Institutional — Based on net assets of $118,650 and 9,842 shares outstanding, unlimited shares authorized, $0.001 par value	$12.06

Investor A — Based on net assets of $23,826,963 and 1,976,534 shares outstanding, unlimited shares authorized, $0.001 par value	$12.05

Class K — Based on net assets of $104,967 and 8,707 shares outstanding, unlimited shares authorized, $0.001 par value	$12.06

Investor P — Based on net assets of $342,997,890 and 28,452,933 shares outstanding, unlimited shares authorized, $0.001 par value	$12.05

See notes to financial statements.

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended June 30, 2019

iShares Municipal Bond Index Fund

INVESTMENT INCOME
Dividends — affiliated	$127,307
Interest — unaffiliated	5,081,433
Other income	29

Total investment income	5,208,769

EXPENSES
Service — class specific	459,506
Investment advisory	183,914
Transfer agent — class specific	102,413
Offering	88,142
Professional	40,917
Custodian	18,787
Printing	9,260
Trustees and Officer	8,916
Registration	8,002
Accounting services	1,323
Miscellaneous	11,769

Total expenses	932,949
Less:
Fees waived and/or reimbursed by the Manager	(11,255)
Transfer agent fees waived and/or reimbursed — class specific	(9,555)

Total expenses after fees waived and/or reimbursed	912,139

Net investment income	4,296,630

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — unaffiliated	2,076,838
Investments — affiliated	1,140

2,077,978

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	12,466,166
Investments — affiliated	356

12,466,522

Net realized and unrealized gain	14,544,500

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,841,130

See notes to financial statements.

FINANCIAL STATEMENTS	15

Statements of Changes in Net Assets

	iShares Municipal Bond Index Fund
	Six Months Ended 06/30/19 (unaudited)	Year Ended 12/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,296,630	$11,939,608
Net realized gain	2,077,978	3,255,776
Net change in unrealized appreciation (depreciation)	12,466,522	(10,867,725)

Net increase in net assets resulting from operations	18,841,130	4,327,659

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(1,567)	(609)
Investor A	(284,508)	(106,233)
Class K	(1,335)	(611)
Investor P	(3,986,092)	(2,069,290)
Class A Shares	—	(2,000,799)
Class B Shares	—	(40,439)
Premier Shares	—	(9,162,708)
Legacy Class B Shares	—	(2,021)

Decrease in net assets resulting from distributions to shareholders	(4,273,502)	(13,382,710)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(25,276,089)	(103,659,900)

NET ASSETS
Total decrease in net assets	(10,708,461)	(112,714,951)
Beginning of period	377,756,931	490,471,882

End of period	$367,048,470	$377,756,931

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	iShares Municipal Bond Index Fund

	Institutional
	Six Months Ended 06/30/19 (unaudited)		Period from 11/19/18 (a) to 12/31/18

Net asset value, beginning of period	$11.59		$11.48

Net investment income(b)	0.15		0.04
Net realized and unrealized gain	0.47		0.14

Net increase from investment operations	0.62		0.18

Distributions(c)
From net investment income	(0.15)		(0.04)
From net realized gain	—		(0.03)

Total distributions	(0.15)		(0.07)

Net asset value, end of period	$12.06		$11.59

Total Return(d)(e)
Based on net asset value	5.39%		1.56%

Ratios to Average Net Assets(f)(g)
Total expenses	0.25	%(h)(i)	0.32	%(j)(k)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.22	%(h)(i)	0.17	%(j)(k)

Net investment income	2.59%		2.74%

Supplemental Data
Net assets, end of period (000)	$119		$101

Portfolio turnover rate	19%		3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/19 (unaudited)	Period from 11/19/18 (a) to 12/31/18
Investments in underlying funds	0.01%	0.01%

(h)

Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.27% and 0.24%, respectively.

(i)

Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.22% and 0.19%, respectively.

(j)

Reorganization and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.69% and 0.21%, respectively.

(k)

Includes reorganization and offering costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.26% and 0.16%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	17

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Municipal Bond Index Fund (continued)

	Investor A
	Six Months Ended 06/30/19 (unaudited)		Year Ended December 31,
			2018 (a)		2017	2016 (b)	2015	2014

Net asset value, beginning of period	$11.59		$11.81		$11.68	$11.90	$11.86	$11.21

Net investment income	0.14		0.39		0.31	0.28	0.29	0.32
Net realized and unrealized gain (loss)	0.46		(0.25)		0.13	(0.22)	0.04	0.65

Net increase from investment operations	0.60		0.14		0.44	0.06	0.33	0.97

Distributions(c)
From net investment income	(0.14)		(0.31)		(0.31)	(0.28)	(0.29)	(0.32)
From net realized gain	—		(0.05)		—	—	—	—

Total distributions	(0.14)		(0.36)		(0.31)	(0.28)	(0.29)	(0.32)

Net asset value, end of period	$12.05		$11.59		$11.81	$11.68	$11.90	$11.86

Total Return(d)
Based on net asset value	5.17	%(e)	1.24%		3.83%	0.48%	2.80%	8.76%

Ratios to Average Net Assets
Total expenses	0.56	%(f)(g)(h)(i)	0.77	%(g)(j)	0.56%	0.56%	0.66%	0.66%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.47	%(f)(g)(h)(i)	0.41	%(g)(j)	0.37%	0.56%	0.66%	0.66%

Net investment income	2.33	%(f)(g)	3.36	%(g)	2.61%	2.35%	2.43%	2.77%

Supplemental Data
Net assets, end of period (000)	$23,827		$25,418		$396,544	$435,948	$77,316	$85,998

Portfolio turnover rate	19%		3%		1%	8%	4%	6%

(a)

On November 19, 2018, State Farm Tax Advantaged Bond Fund was reorganized into the Fund. The activity in the table above is for the accounting survivor, State Farm Tax Advantaged Bond Fund Premier Class, for the periods prior to the date of the reorganization, and for the post-reorganization combined fund thereafter.

(b)	Effective May 23, 2016, Legacy Class A shares were renamed Premier shares.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/19 (unaudited	Year Ended December 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	—%	—%	—%	—%

(h)

Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.58% and 0.50%, respectively.

(i)

Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.53% and 0.45%, respectively.

(j)

Includes reorganization and offering costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.70% and 0.41%, respectively.

See notes to financial statements.

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Municipal Bond Index Fund (continued)
	Class K
	Six Months Ended 06/30/19 (unaudited)		Period from 11/19/18 (a) to 12/31/18

Net asset value, beginning of period	$11.59		$11.48

Net investment income(b)	0.15		0.04
Net realized and unrealized gain	0.47		0.14

Net increase from investment operations	0.62		0.18

Distributions(c)
From net investment income	(0.15)		(0.04)
From net realized gain	—		(0.03)

Total distributions	(0.15)		(0.07)

Net asset value, end of period	$12.06		$11.59

Total Return(d)(e)
Based on net asset value	5.42%		1.57%

Ratios to Average Net Assets(f)(g)
Total expenses	0.21	%(h)(i)	0.33	%(j)(k)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.18	%(h)(i)	0.16	%(j)(k)

Net investment income	2.63%		2.74%

Supplemental Data
Net assets, end of period (000)	$105		$101

Portfolio turnover rate	19%		3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/19 (unaudited)	Period from 11/19/18 (a) to 12/31/18
Investments in underlying funds	0.01%	0.01%

(h)

Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.24% and 0.20%, respectively.

(i)

Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.19% and 0.15%, respectively.

(j)

Reorganization and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.70% and 0.20%, respectively.

(k)

Includes reorganization and offering costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.27% and 0.15%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	19

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Municipal Bond Index Fund (continued)

	Investor P
	Six Months Ended 06/30/19 (unaudited) $11.59		Year Ended December 31,
			2018 (a)		2017	2016 (b)	2015	2014
Net asset value, beginning of period			$11.81		$11.68	$11.90	$11.86	$11.21

Net investment income	0.14		0.39		0.31	0.28	0.29	0.32
Net realized and unrealized gain (loss)	0.46		(0.25)		0.13	(0.22)	0.04	0.65

Net increase from investment operations	0.60		0.14		0.44	0.06	0.33	0.97

Distributions(c)
From net investment income	(0.14)		(0.31)		(0.31)	(0.28)	(0.29)	(0.32)
From net realized gain	—		(0.05)		—	—	—	—

Total distributions	(0.14)		(0.36)		(0.31)	(0.28)	(0.29)	(0.32)

Net asset value, end of period	$12.05		$11.59		$11.81	$11.68	$11.90	$11.86

Total Return(d)
Based on net asset value	5.18	%(e)	1.24%		3.83%	0.48%	2.80%	8.76%

Ratios to Average Net Assets
Total expenses	0.48	%(f)(g)(h)(i)	0.77	%(g)(j)	0.56%	0.56%	0.66%	0.66%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.47	%(f)(g)(h)(i)	0.41	%(g)(j)	0.37%	0.56%	0.66%	0.66%

Net investment income	2.34	%(f)(g)	3.35	%(g)	2.61%	2.35%	2.43%	2.77%

Supplemental Data
Net assets, end of period (000)	$342,998		$352,137		$396,544	$435,948	$77,316	$85,998

Portfolio turnover rate	19%		3%		1%	8%	4%	6%

(a)

On November 19, 2018, State Farm Tax Advantaged Bond Fund was reorganized into the Fund. The activity in the table above is for the accounting survivor, State Farm Tax Advantaged Bond Fund Premier Class, for the periods prior to the date of the reorganization, and for the post-reorganization combined fund thereafter.

(b)	Effective May 23, 2016, Legacy Class A shares were renamed Premier shares.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	—%	—%	—%	—%

(h)

Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.50% and 0.50%, respectively.

(i)

Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.45% and 0.45%, respectively.

(j)

Includes reorganization and offering costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.70% and 0.41%, respectively.

See notes to financial statements.

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Fundssm (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. iShares Municipal Bond Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor P Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor A Shares are sold without a sales charge and are generally available through financial intermediaries. Investor A and Investor P Shares bear certain expenses related to shareholder servicing of such shares. Investor P Shares are only available through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Investor A and Class K Shares	No	No		None
Investor P Shares	Yes	No	(a)	None

(a)	Investor P Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Prior Year Reorganization: On November 19, 2018, the State Farm Tax Advantaged Bond Fund (the “Predecessor Fund”), a series of State Farm Mutual Fund Trust, reorganized into the Fund (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization. The Reorganization was approved by shareholders of the Predecessor Fund.

The Predecessor Fund is the performance and accounting survivor of the Reorganization; accordingly, the Fund assumed the performance and financial history of the Predecessor Fund upon completion of the Reorganization. The Reorganization was tax-free; accordingly, the Predecessor Fund’s shareholders became shareholders of the Fund without realizing any gain or loss for federal income tax purposes.

As a result, the Fund acquired all of the assets and assumed certain stated liabilities of the Predecessor Fund in exchange for an equal aggregate value of newly-issued shares of the Fund. Each shareholder of the Predecessor Fund received shares of the Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Predecessor Fund shares, as determined at the close of business on November 16, 2018.

The Reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amounts and at the following conversion ratios:

Predecessor Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Fund’s Share Class	Shares Post-Reorganization
Premier	1,783,292	1	Investor A	1,783,292
Premier	25,364,321	1	Investor P	25,364,321
Legacy B	357	1.00074883	Investor A	357
Legacy B	5,787	1.00074883	Investor P	5,792
Class A	427,237	1.00099263	Investor A	427,662
Class A	5,636,227	1.00099263	Investor P	5,641,822
Class B	16,730	1.00082719	Investor A	16,744
Class B	96,505	1.00082719	Investor P	96,584

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Prior to the Reorganization, the Fund had not yet commenced operations and had no assets or liabilities. The Predecessor Fund’s net assets, fair value and cost of investments prior to the Reorganization were as follows:

Predecessor Fund	Net Assets	Fair Value of Investments	Cost of Investments
State Farm Tax Advantaged Bond Fund	$382,856,992	$374,705,802	$372,704,657

Reorganization costs incurred by the Fund in connection with the Reorganization were expensed by the Fund. The Manager or Predecessor Manager reimbursed the Fund $237,377, which was included in fees waived and/or reimbursed by the Manager or Predecessor Manager in the Statement of Operations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (unaudited) (continued)

liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities and payment-in-kind interest are recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.10% of the average daily value of the Fund’s net assets.

Service Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor P
Service Fees	0.25%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the six months ended June 30, 2019, the following table shows the class specific service fees borne directly by each share class of the Fund:

Institutional	Investor A	Class K	Investor P	Total
$—	$30,652	$—	$428,854	$459,506

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2019, the Fund did not pay any amounts to affiliates of BlackRock in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended June 30, 2019, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statement of Operations:

Institutional	Investor A	Class K	Investor P	Total
$2	$1,220	$2	$204	$1,428

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (unaudited) (continued)

For the six months ended June 30, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Class K	Investor P	Total
$41	$15,719	$18	$86,635	$102,413

Other Fees: For the six months ended June 30, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor P Shares of $6,451.

For the six months ended June 30, 2019, affiliates received CDSCs of $21 for Investor P Shares.

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. For the six months ended June 30, 2019, the amounts waived were $8,308.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this agreement.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share class	Expense Limitation
Institutional	0.25%
Investor A	0.50%
Class K	0.20%
Investor P	0.50%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2022, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2019, the amount waived and/or reimbursed was $2,947.

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific, in the Statement of Operations. For the six months ended June 30, 2019, class specific expense waivers and/or reimbursements were as follows:

Institutional	Investor A	Class K	Investor P	Total
$14	$9,252	$16	$273	$9,555

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

As of June 30, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2020	2021
Fund Level	$42,710	$2,947
Institutional	—	14
Investor A	—	9,252
Class K	—	16
Investor P	—	273

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board. During the period ended June 30, 2019, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the six months ended June 30, 2019, purchases and sales of investments, excluding short-term securities, were $67,016,819 and $85,741,912, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$346,085,777

Gross unrealized appreciation	$17,130,901
Gross unrealized depreciation	(2,286)

Net unrealized appreciation	$17,128,615

8.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2019, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements  (unaudited) (continued)

instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the county, city, special district and school district sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/19		Period from 01/01/18 to 11/16/18 (a)
iShares Municipal Bond Index Fund	Shares	Amount	Shares	Amount
Class A
Shares sold	—	$—	352,297	$2,948,509
Shares issued in reinvestment of distributions	—	—	161,226	1,872,016
Shares redeemed	—	—	(2,211,089)	(24,569,182)
Shares redeemed from reorganization	—	—	(6,063,464)	(69,705,765)

Net decrease	—	$—	(7,761,030)	$(89,454,422)

Class B
Shares sold	—	$—	—	$—
Shares issued in reinvestment of distributions	—	—	3,344	38,835
Shares redeemed	—	—	(66,398)	(773,133)
Shares redeemed from reorganization	—	—	(113,235)	(1,301,532)

Net decrease	—	$—	(176,289)	$(2,035,830)

Premier
Shares sold	—	$—	994,928	$11,583,459
Shares issued in reinvestment of distributions	—	—	632,224	7,332,178
Shares redeemed	—	—	(8,056,879)	(93,486,544)
Shares redeemed from reorganization	—	—	(27,147,613)	(311,779,083)

Net decrease	—	$—	(33,577,340)	$(386,349,990)

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 06/30/19		Period from 01/01/18 to 11/16/18 (a)
iShares Municipal Bond Index Fund	Shares	Amount	Shares	Amount
Legacy Class B
Shares sold	—	$—	145	$1,675
Shares issued in reinvestment of distributions	—	—	173	2,007
Shares redeemed	—	—	(2,387)	(27,780)
Shares redeemed from reorganization	—	—	(6,144)	(70,612)

Net decrease	—	$—	(8,213)	$(94,710)

			Period from 11/19/18 (b) to 12/31/18
Institutional
Shares sold	9,906	$115,970	8,707	$100,000
Shares issued in reinvestment of distributions	21	252	—	—
Shares redeemed	(8,792)	(103,371)	—	—

Net increase	1,135	$12,851	8,707	$100,000

			Year Ended 12/31/18
Investor A
Shares sold	286,805	$3,390,126	1,873	$21,588
Shares issued in reinvestment of distributions	20,781	246,290	11,305	130,576
Shares redeemed in reorganization	—	—	2,228,055	25,588,305
Shares redeemed	(524,184)	(6,205,826)	(48,101)	(554,436)

Net increase (decrease)	(216,598)	$(2,569,410)	2,193,132	$25,186,033

			Period from 11/19/18 (b) to 12/31/18
Class K
Shares sold	—	$—	8,707	$100,000
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

Net increase	—	$—	8,707	$100,000

			Year Ended 12/31/18
Investor P
Shares sold	602,105	$7,130,019	45,028	$520,575
Shares issued in reinvestment of distributions	338,176	4,008,027	173,872	2,008,435
Shares redeemed in reorganization	—	—	31,108,519	357,268,687
Shares redeemed	(2,870,487)	(33,857,576)	(944,280)	(10,908,678)

Net increase (decrease)	(1,930,206)	$(22,719,530)	30,383,139	$348,889,019

Total Net decrease	(2,145,669)	$(25,276,089)	(8,929,187)	$(103,659,900)

(a)	Reorganization date.
(b)	Commencement of operations.

As of June 30, 2019, shares owned by BlackRock Financial Management, Inc., an affiliate of the Fund, were as follows:

Institutional	8,707
Investor A	871
Class K	8,707
Investor P	871

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	27

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on April 17, 2019 (the “April Meeting”) and May 14-15, 2019 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Trust, on behalf of iShares Municipal Bond Index Fund (the “Fund”), a series of the Trust, and BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Trust’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreement

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or under-performance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance as of December 31, 2018. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the performance of the Fund as compared with its benchmark. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for the one-year period reported, the Fund’s net performance outperformed its benchmark. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	29

Disclosure of Investment Advisory Agreement  (continued)

BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Mark Stalnecker, Chair of the Board and Trustee

Bruce R. Bond, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Lena G. Goldberg, Trustee

Robert M. Hernandez, Trustee

Henry R. Keizer, Trustee

Cynthia A. Montgomery, Trustee

Donald C. Opatrny, Trustee

Joseph P. Platt, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	31

Additional Information

Dividend Policy

The Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month/quarter and may at times in any particular month/quarter pay out such accumulated but undistributed income in addition to net investment income earned in that month/quarter. As a result, the distributions paid by the Fund for any particular month/quarter may be more or less than the amount of net investment income earned by the Fund during such month/quarter. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at

http://www.sec.gov. The Fund’s Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	33

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax (subject to)

ARB	Airport Revenue Bonds

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

EDA	Economic Development Authority

GO	General Obligation Bonds

RB	Revenue Bonds

SRF	State Revolving Fund

34	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

iMBI-6/19-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: September 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: September 3, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: September 3, 2019

4